UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No. ___ )

Filed by the Registrant                     [ X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[  ]   Preliminary proxy statement
[  ]   Confidential,  for the Use of the  Commission  Only (as permitted by Rule
       14a-6(e)(2))
[X ]   Definitive proxy statement
[  ]   Definitive additional materials
[  ]   Soliciting Material Pursuant to Rule 240.14a-12

                               APHTON CORPORATION
     ---------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     ---------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X ]   No fee required.
[  ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       1) Title of each class of securities to which transaction applies:

          -----------------------------------------
       2) Aggregate number of securities to which transaction applies:

          -----------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          -----------------------------------------
       4) Proposed maximum aggregate value of transaction:

          -----------------------------------------
       5) Total fee paid:

          -----------------------------------------

[  ]   Fee paid previously with preliminary materials.
[  ]   Check box if any part of the fee is offset as provided  by  Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1) Amount previously paid:

          -----------------------------------------
       2) Form, Schedule or Registration Statement No.:

          -----------------------------------------
       3) Filing party:

          -----------------------------------------
       4) Date filed:

          -----------------------------------------

                               Aphton Corporation
                        80 S.W. Eighth Street, Suite 2160
                              Miami, Florida 33130
                                 (305) 374-7338

                                 April 22, 2002



Dear Shareholder:

The Annual Meeting of Shareholders of Aphton Corporation will be held on Wednesday, May 22, 2002, at 10:00 A.M. at the offices of White & Case LLP, located at First Union Financial Center, 200 South Biscayne Boulevard, Miami, Florida 33131-2352.

The Notice of Annual Meeting and the Proxy Statement are enclosed herewith. Shareholders will be asked to elect one director in one class. The Class 1 nominee is Robert S. Basso whose term of office would expire at the 2005 Annual Meeting of Shareholders. Your Board of Directors recommends that you vote "for" this nominee.

Please review the Proxy Statement and at your earliest convenience sign, date and return the enclosed proxy card so that your shares will be represented at the meeting. A prepaid return envelope is enclosed for this purpose.

Yours truly,

/s/ Philip C. Gevas
Philip C. Gevas
Chairman, President and Chief Executive Officer

PCG/me
encl.

                                 April 22, 2002

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  May 22, 2002

The Annual Meeting of Shareholders of Aphton Corporation, a Delaware corporation, will be held at the offices of White & Case LLP, located at First Union Financial Center, 200 South Biscayne Boulevard, Miami, Florida 33131-2352, on Wednesday, May 22, 2002, at 10:00 A.M. for the following purposes:

            (1) To elect one director in one class to hold office until the 2005 Annual Meeting of Shareholders and thereafter until his successor is duly elected and qualified;

            (2) To transact such other business as may properly come before the meeting.

On any business day from May 8, 2002 until May 21, 2002, during ordinary business hours, shareholders may examine the list of shareholders for any purpose germane to the meeting at the Office of the Company's attorneys, White & Case LLP, First Union Financial Center, 200 South Biscayne Boulevard, Miami, Florida 33131.

The Board of Directors has fixed the close of business on Wednesday, April 10, 2002, as the record date for determination of shareholders entitled to be notified and to vote at the Annual Meeting.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. TO ENSURE YOUR REPRESENTATION AT THE MEETING, THE BOARD REQUESTS THAT YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING SELF-ADDRESSED, STAMPED ENVELOPE. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY.

By Order of the Board of Directors


/s/  Philip C. Gevas
Philip C. Gevas
Chairman, President and
Chief Executive Officer

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                              OF APHTON CORPORATION

                                  May 22, 2002

                                  INTRODUCTION

This Proxy Statement is being mailed on or about April 22, 2002, to shareholders of Aphton Corporation (the "Company") in connection with the solicitation of Proxies by the Company's Board of Directors for use at the Company's Annual Meeting of Shareholders to be held on May 22, 2002, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The accompanying proxy, and all expenses incident to the solicitation, are to be paid by the Company.

The persons named in the accompanying proxy have advised the Company that they intend to vote the proxies received by them in their discretion for as many director nominees as the votes represented by such proxies are entitled to elect (see "Election of Directors"). Any shareholder may revoke his or her proxy at any time prior to its use by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date.

Only shareholders of record at the close of business on Wednesday, April 10, 2002, will be entitled to notice of and to vote at the meeting or any adjournments thereof. At such record date, the Company had outstanding and entitled to vote 20,101,639 shares of common stock. Each share of stock is entitled to one vote on all matters.

The nominee for election of directors at the meeting will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting. Withholding authority to vote for a nominee for director will have no effect on the outcome of the vote. If you hold your shares of common stock through a broker, bank or other representative, generally the broker or your representative may only vote the common stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a "broker non-vote" on that matter. For the election of directors, broker non-votes are not deemed to be present and represented and are not entitled to vote, and therefore will have no effect on the outcome of the vote.

                              ELECTION OF DIRECTORS

The Company's Board of Directors presently consists of five directors. The person who is elected director will hold office until the 2005 Annual Meeting of Shareholders and thereafter until his successor is duly elected, and qualified.

Set forth below is the names and principal occupations of those persons who are presently directors of the Company, and the respective number of shares of voting stock of the Company beneficially owned, directly or indirectly, by them and by all directors and officers as a group as of April 10, 2002, according to information furnished to the Company by such persons. Mr. Robert S. Basso is the Class 1 nominee for election.

                                                                 Shares Beneficially
                                                Year First           Owned as of
Name and Principal Occupation      Age           Elected             May 7, 2001            Percent of Class
Philip C. Gevas, Class 3
Chairman,  President and
Chief Executive  Officer,
Aphton Corporation                  68             1981               1,859,050                    9.2

William A. Hasler, Class 3
Co-Chief Executive Officer and
Vice-Chairman, Aphton
Corporation                         60             1991                  70,000                    (1)

Robert S. Basso, Class 1
President Correspondent
Services Corporation.               57             1988                  30,166                    (1)


Georges Hibon, Class 2
Former  Chairman and Chief
Executive Officer,  Pasteur
Merieux Connaught, NA               64             2000                   -                        (1)

Nicholas John Stathis, Class 2
Former Counsel, White & Case LLP    78             1994                  50,000                    (1)

All Directors and Officers
as a group (11 persons)                                               2,091,716                   10.0

----------------------------
(1)  Less than 1% of total outstanding shares.

Philip C. Gevas, Chairman of the Board of Directors, President and Chief Executive Officer, has served as Director, President and Chief Executive Officer since co-founding Aphton in 1981. Mr. Gevas conceived and directed the development of Aphton's inventions which have resulted in numerous patents for Aphton for the treatment of colorectal, pancreatic, liver, esophageal, stomach and prostate cancers, and for GERD. After serving as an officer in the United States Air Force, Mr. Gevas has experience in the defense industry in management, science and engineering. Mr. Gevas has the degrees of M.E., and M.S. Mathematics (Stevens Institute of Technology) and M.S.E.E. (Ohio State University).

William A. Hasler was elected Vice Chairman in October, 1996 and has been a Director of the Company since October, 1991. Mr. Hasler's expertise and experience in management are focused both on strategy and on the execution of plans and programs. Prior to his appointment as Aphton's Co-Chief Executive Officer in July 1998. Mr. Hasler was Dean of both the Graduate School and Undergraduate School of Business at the University of California, Berkeley for more than five years. Earlier, Mr. Hasler was Vice Chairman of KPMG Peat Marwick, responsible for management consulting worldwide. Mr. Hasler is currently also a director of Solectron Corporation, Walker Interactive Systems, Tenera, Inc., Ditech Communications Corporation, The Schwab Funds, DMC Stratex Networks, Inc., and is a Public Governor of the Pacific Exchange.

Robert S. Basso has been a Director of the Company since February, 1988. Mr. Basso is Chairman of Correspondent Services Corporation and a Managing Director of UBS PaineWebber Inc. Previously, Mr. Basso was President of Broadcort Capital Corporation and a Managing Director of Merrill Lynch, Pierce, Fenner & Smith.

Georges Hibon was elected a Director in 2000. For the past ten years Mr. Hibon has served as Chairman and Chief Executive Officer of Pasteur Merieux Connaught, NA, and a member of its Board of Directors. Previously, Mr. Hibon was President of Merck, France. The French Government awarded Mr. Hibon the honor of
"Chevalier de la Legion d'Honneur" created in 1802 by Napoleon Bonaparte to recognize outstanding military and civilian accomplishments.

Nicholas John Stathis, Esq. has been a Director of the Company since January, 1994. Mr. Stathis was counsel at the law firm of White & Case LLP. Prior to that, Mr. Stathis was a partner at Botein, Hays & Sklar; Watson, Leavenworth, Kelton & Taggert; and Hopgood, Calimafde, Kalil, Blaustein & Judlowe. Mr. Stathis practiced in all phases of patent, trademark, copyright and unfair competition law.

Directors do not receive any fees for services on the Board. Board members are reimbursed for their expenses for each meeting attended.

If for any reason Mr. Basso should not be available as a candidate for director, an event that the Board of Directors does not anticipate, the persons named in the enclosed proxy will vote for such other candidate as may be nominated by the Board and discretionary authority to do so is included in the Proxy.


                  COMMITTEE MEETINGS OF THE BOARD OF DIRECTORS

The Company's Board of Directors held four general meetings and five committee meetings during the eleven months ended December 31, 2001. The Board of
Directors has three standing committees, all of which are composed of non-employee Directors: an Audit Committee, consisting of Messrs. Basso (Chairman), Hibon and Stathis; a Compensation Committee, consisting of Messrs. Basso (Chairman) and Stathis; and a Nominating

Committee, consisting of Messrs. Basso (Chairman) and Stathis. The Audit Committee reviews the financial statements of the Company, reviews the independent accountants' scope of engagement, performance and fees and reviews the adequacy of the Company's internal financial control procedures. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board (which is included in this Proxy Statement). The
Compensation Committee reviews and recommends remuneration arrangements for various key executives. The Nominating Committee is responsible for support of the Board's director nomination process. The Nominating Committee did not meet during the eleven months ended December 31, 2001. In March 2002, the Nominating Committee met to nominate Robert S. Basso as a candidate for director.


                          COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board approves compensation objectives, policy and compensation for the Company's executive officers, including the individuals named in the Summary Compensation table below. This Committee held one meeting during the eleven month period ended December 31, 2001. Each Committee member attended the meeting.

The Compensation Committee seeks to provide rewards which are closely linked to Company and individual performance and ensure that compensation is at a level which enables the Company to attract and retain the high quality employees it needs. In addition, the committee considers performance factors particular to each executive officer, such as the performance where such officer had responsibility and individual managerial accomplishments.

Compensation of the Chief Executive Officer

The Compensation Committee believes that Mr. Gevas' total compensation as Chief Executive Officer reflects his performance in meeting or exceeding the goals established by the Committee.

In  determining  Mr.  Gevas'  total  compensation,  the  Compensation  Committee considered the Company's overall performance and Mr. Gevas' individual performance by the measures described above for determining executive officers' compensation. It also considered the compensation and company performance of the chief executive officers of other leading companies, as well as incentives for future performance.

The Company's performance as measured in the context of the biotechnology/biopharmaceutical industry and Mr. Gevas' contributions thereto, both management and scientific, have met or exceeded the Company objectives. This performance included the structuring and negotiation of the Company's financings. The following stock price performance graph is provided as required by the Securities and Exchange Commission. The graph compares the Company's stock price appreciation with the stock price appreciation of both the Nasdaq Composite Index and a peer group of biotechnology/ biopharmaceutical companies which, like Aphton, had an initial public offering (IPO) during 1991, and includes the measurement point as defined and required by the SEC.

The foregoing report has been furnished by the Compensation Committee consisting of Messrs. Basso (Chairman) and Stathis.

                         Stock Price Performance Graph

The following graph illustrates a comparison of the cumulative total stockholder return (change in stock price) of Aphton's Common Stock with the CRSP Total Return Index for the Nasdaq Stock Market (the Nasdaq Composite Index) and a Peer Group composed of other biotechnology/biopharmaceutical companies which had IPOs during the same year as Aphton (and are still publicly traded). The following graph commences in 1991, with a $100 investment in the Company, the Nasdaq index and the Peer Group (whose composition reflects the average of the share values as reported on the dates shown). Five year graphic comparisons are required by the Securities and Exchange Commission (SEC). An additional comparison commencing with a $100 investment in the Company, the Nasdaq index and the Peer Group at the required measurement date of December 31, 1996 is included. These graphs are not intended to forecast or be indicative of possible future performances of the Company's Common Stock.

Aphton believes that the best date for Aphton shareholders to begin comparisons is the first date of trading in the Company's stock. Aphton also believes that the best peer group for graphic comparisons is the biotechnology/ biopharmaceutical companies which, like Aphton, had IPOs during 1991 (the initial date of investments of $100). However, Aphton is not aware of any such published "third-party" index or listing; thus, the Peer Group names and graph was prepared by the Company based on data provided to Aphton by Nasdaq. The Peer Group is composed of Cygnus Therapeutic Systems, Regeneron Pharmaceuticals, Cephalon Inc., Medimmune Inc., Isis Pharmaceuticals, ImmuLogic Pharmaceutical, Genelabs Technologies, Alkermes, Osteotech, Vertex, IDEC Pharmaceuticals, Sepracor Inc., Alteon Inc., ImClone Systems, Genaera Pharmaceuticals (formerly Magainin) and Genta. Other biotechnology/biopharmaceutical companies which had IPOs in 1991 are not included here if they no longer exist or are no longer publicly traded. Because of this, Aphton's relative stock price performance is negatively impacted from what is commonly called in the financial industry a "survivor bias."

[OBJECT OMITTED]

                          1991   12/31   12/31   12/31  12/30   12/29   12/31   12/31  12/31   12/31   12/29  12/31
                          ----   -----   -----   -----  -----   -----   -----   -----  -----   -----   -----  -----
    Period from IPO        IPO    1991    1992   1993    1994    1995    1996   1997    1998    1999   2000    2001
    ---------------        ---    ----    ----   ----    ----    ----    ----   ----    ----    ----   ----    ----
Aphton Corporation         100    111     261     314     134    143     279     145    182     218     257    209
All US & Foreign
 on NASDAQ*                100    123     142     165    160     225     275     336    465     866     523    412
Biotech Peer Group         100    147     107      97     54     106      82      86    101     164     262    243

Five year graphic comparisons are required by the Securities and Exchange Commission (SEC). An additional comparison commencing with a $100 investment in the Company, the Nasdaq index and the Peer Group at the required measurement date of December 31, 1996 is included. These graphs are not intended to forecast or be indicative of possible future performances of the Company's Common Stock.

                                                             12/31   12/31  12/31   12/31   12/29   12/31
                                                             -----   -----  -----   -----   -----   -----
     Five years ended January 31, 2001                        1996   1997    1998    1999   2000    2001
    ----------------------------------                        ----   ----    ----    ----   ----    ----
Aphton Corporation                                            100      52     65      78      92      75
All US & Foreign on NASDAQ*                                   100     122    169     315     190     150
Biotech Peer Group                                            100     104    123     200     319     296

           Compensation Committee Interlocks and Insider Participation
The Compensation Committee is comprised of Messrs. Basso (Chairman) and Stathis. Both Messrs. Basso and Stathis are non-employee Directors of the Company.

                             Executive Compensation
The following table sets forth, for each of the last five fiscal years, the annual compensation paid by the Company, together with long-term and other compensation, for the Chief Executive Officer, the Co-Chief Executive Officer and the other highest compensated Executive Officers of the Company in all capacities in which they served.

                                                    Summary Compensation Table
                                         Annual Compensation                    Long-Term Compensation
                               ----------------------------------------   ----------------------------------
                                                                              Awards              Payouts
                                                                          ----------------       -----------
                                                                                                    Long-
                                                               Other                                Term         All
                               Fiscal                          Annual      Restricted             Incentive     Other
   Name, Age and Principal     Period                          Compen-       Stock      Options/    Plan       Compen-
          Position             Ended    Salary($)  Bonus($)   sation($)     Award(s)($)  SARs(#)  Payouts($)   sation($)
   -----------------------     -----    ---------  --------   ---------    ------------ --------  ----------   ---------
Philip C. Gevas (68)           *2001      183,333   183,333        -           -           -          -           -
Chairman of the Board of        2001      200,000   200,000        -           -           -          -           -
Directors, President and        2000      200,000   200,000        -           -           -          -           -
Chief Executive Officer         1999      200,000   200,000        -           -           -          -           -
                              **1998      150,000   200,000        -           -           -          -           -


William A. Hasler (60)         *2001      165,000       -          -           -           -          -           -
Vice Chairman of the Board      2001      180,000       -          -           -           -          -           -
of Directors and Co-Chief       2000      180,000       -          -           -        150,000       -           -
Executive Officer            ***1999      105,000       -          -           -           -          -           -

Dov Michaeli, M.D., Ph.D.      *2001      137,500    55,000        -           -           -          -           -
(66) Senior Vice President,     2001      150,000    60,000        -           -           -          -           -
Director, Medical Science       2000      150,000    60,000        -           -           -          -           -
and Chief Medical Officer       1999      150,000    60,000        -           -           -          -           -
                              **1998      112,500    60,000        -           -           -          -           -

Paul Broome, MB., Ch.B.,       *2001      121,000    27,500        -           -           -          -           -
MFPM (52)                       2001      135,000    30,000        -           -           -          -           -
Vice President and Medical      2000      135,000    30,000        -           -           -          -           -
Director for Clinical Trials    1999      135,000    30,000        -           -           -          -           -
and Regulatory Affairs,       **1998       93,750    30,000        -           -           -          -           -
Europe-Asia

Richard Ascione, Ph.D.(65)     *2001      113,167    27,500        -           -           -          -           -
Vice President, Director of     2001      130,000    30,000        -           -           -
the Laboratory of Molecular     2000      130,000    30,000        -           -           -          -           -
Medicine                        1999      125,000    25,000        -           -           -          -           -
                              **1998       87,500    25,000        -           -           -          -           -

----------------------------------------
*  For the eleven month fiscal period ended December 31, 2001
** For the nine month fiscal period ended January 31, 1998
***For the seven months ended January 31, 1999

                        Option Grants in Last Fiscal Year
There were no option grants during the eleven month period ended December 31, 2001.

                   Option Exercises and Fiscal Year-End Values
The following table sets forth information concerning the unexercised options held as of the end of the fiscal year.

                  Option/SAR Exercises and Year-End Value Table
              Aggregated Option/SAR Exercises in Last Fiscal Year,
                          and FY-End Option/SAR Value

                                                                Number of Unexercised        Value of Unexercised
                                                                       Options/              In-the-Money Options/
                                   Shares                         SARs at FY-End(#)          SARs at FY-End($)(1)
                                 Acquired on       Value      --------------------------- --------------------------
             Name                Exercise(#)    Realized($)   Exercisable  Unexercisable  Exercisable  Unexercisable
             ----                -----------    -----------   -----------  -------------  -----------  -------------
Philip C. Gevas                       -              -          600,000          -         $120,000          -
William A. Hasler                     -              -          171,000          -             -             -
Dov Michaeli, M.D, Ph.D.              -              -          270,000          -          $60,000          -
Richard Ascione, Ph.D.                -              -             -          50,000           -             -
Paul Broome, MB., Ch.B., MFPM         -              -             -          50,000           -             -

(1) Market value of shares covered by in-the-money options on December 31, 2001, less option exercise price. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price. The market value is the closing price at December 31, 2001, as quoted by Nasdaq.

                Long-Term Incentive Plans - Awards in Fiscal Year
No long-term incentive plan awards were granted during the eleven months ended December 31, 2001.


                             AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors is comprised of Messrs. Basso (Chairman), Hibon and Stathis, who met the independence and qualification requirements as provided in the applicable Marketplace Rules of the Nasdaq Stock Market. The committee held four meetings during the eleven months ended December 31, 2001 all of which were attended by a majority of the Committee. All of the members of the Committee possess financial literacy and Messrs. Basso and Hibon possess financial expertise by virtue of their experience as senior officers with financial oversight.

The Audit Committee met with the independent public accountants and management to assure that management and the independent public accountants were carrying out their respective responsibilities. The Committee reviewed the performance and fees of the independent public accountants and met with them to discuss the scope and results of their audit work, including the adequacy of internal controls and the quality of the financial reporting. The Committee discussed with the independent public accountants their judgments regarding the quality and acceptability of the Company's accounting principles and underlying estimates. The Committee discussed with and received a letter from the independent public accountants confirming their independence. The independent public accountants had full access to the Committee, including regular meetings without the Chief Executive Officer or the Co-Chief Executive Officer present. The Committee reviewed and discussed the audited financial statements with management and recommended to the Board of Directors that these financial statements be included in the Company's Form 10-K filing with the Securities and Exchange Commission. In addition, the Audit Committee discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

The foregoing report has been furnished by the Audit Committee which consists of Messrs. Basso (Chairman), Hibon and Stathis.

The Board of Directors, upon recommendation of its Audit Committee, composed of independent members of the Board, has appointed Ernst & Young LLP as independent accountants for the Company for the year ended December 31, 2002. In taking this action, the members of the Board and the Audit Committee considered carefully Ernst & Young LLP's performance for the Company in that capacity since its appointment in 2000, its independence with respect to the services to be performed and its general reputation for adherence to professional auditing standards.

Fees for all services provided by Ernst & Young LLP for the fiscal year ended January 31, 2001 are as follows:

     o Audit Fee: For the eleven months ended December 31, 2001, the Company paid Ernst & Young LLP audit fees of approximately $46,000, of which
       $6,000 related to timely quarterly reviews (one of which included transitional reporting as a result of the change in fiscal year). In addition, the Company paid Ernst & Young LLP audit related fees of approximately $52,500 related to procedures performed in connection with the filing of registration statements with the SEC and the issuance of comfort letters to underwriters;
     o Financial Information Systems Design and Implementation Fees: Ernst & Young LLP did not provide any financial information systems design or implementation services to the Company during the eleven month period year ended December 31, 2001; and
     o All Other Fees: The Company paid Ernst & Young LLP approximately $20,000 related to tax consulting services.

It is anticipated that a representative from Ernst & Young LLP, the Company's independent accountants, will be available to answer questions raised at the Annual Meeting of Shareholders and will be afforded the opportunity to make any statements the representative may desire to make.


                             AUDIT COMMITTEE CHARTER

                       The Purpose of the Audit Committee
The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to assure compliance with accounting standards, applicable laws and regulations. The company's independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Committee certify that the independent auditor is "independent" under applicable rules. The Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with the auditors and the experience of the Committee's members in business, financial and accounting matters.

                                   Membership
The Audit Committee is comprised of at least three directors who meet the independence and qualification requirements as provided in the applicable
Marketplace Rules of The Nasdaq Stock Market. Appointment to the Committee, including the designation of the Chair of the Committee, shall be made on an annual basis by the full Board.

                                Responsibilities
The Audit Committee:
     -- and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the independent auditor. The Audit Committee recommends the selection and the discharge of the independent auditor to the Board of Directors. The independent auditor, in its capacity as an independent public accounting firm, is to be informed that it is responsible to the Board of Directors and the Audit Committee as representatives of the stockholders.

     -- on at least an  annual  basis  obtains  from the  independent  auditor a formal written statement delineating all relationships between the independent auditor and the company, consistent with standards set by the Independence Standards Board. The Audit Committee discusses with the independent auditor relationships and services that in the view of the Committee may affect auditor objectivity or independence. If the
        Committee is not satisfied with the auditor's assurances of independence, the Committee takes or recommends to the full Board appropriate action to ensure the independence of the independent auditor.

     -- reviews the audit fee, the independent auditor's non-audit services and factors related to the independence of the auditor such as the extent to which non-audit services have been performed.

     -- meets with the independent auditors to review their audit plans, the audit scope, and the results of their audit work with regard to the adequacy and appropriateness of the accounting and financial controls of the corporation.

     -- reviews annually the performance of the independent auditor in executing these plans and meeting their objectives.

     -- reviews the use of auditors other than the independent auditor in cases such as management's request for second opinions.

     -- reviews with the independent auditor its judgments as to the quality, not just the acceptability, of the company's accounting principles and such matters as are required to be discussed with the Committee under generally accepted auditing standards.

     -- reviews and discusses with management the audited financial statements, management's evaluations of the company's internal controls, overall quality of the company's financial reporting, related auditor views and the basis for audit conclusions, and, if deemed appropriate, recommends to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year.

     -- reviews and discusses management and independent auditor presentations to the Audit Committee with regard to various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor.

     -- reviews matters related to the corporate compliance activities of the corporation.

     -- reviews and reassesses the adequacy of its charter annually and determines whether to recommend to the full Board if the Audit Committee charter should be reaffirmed or modified.

     -- publishes the report required by the rules of the Securities and Exchange Commission to be included in the company's annual proxy statement.

     -- when appropriate, is authorized to designate one or more of its members to perform certain of its duties on its behalf, subject to such reporting to or ratification by the Committee as the Committee shall direct.

The Chairman of the Audit Committee is to be contacted directly by the independent auditor (1) to review items of a sensitive nature that can impact the accuracy of financial reporting or (2) to discuss significant issues relative to the overall Board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed.


            STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table sets forth certain information as of April 10, 2002 with respect to the beneficial ownership of common stock by: (1) each person known to own beneficially more than 5% of the outstanding shares of common stock; (2) the Company's Chief Executive Officer and the four other Executive Officers listed in the "Summary Compensation Table" contained in this Proxy Statement; and (3) the Directors and Executive Officers as a group.

To the Company's knowledge, except as hereinafter described, no single shareholder of record owned or beneficially owned, as of April 10, 2002, more than 5% of the Company's common stock. As of April 10, 2002, Cede & Co., a nominee of securities depositories for various segments of the financial industry, held approximately 13,550,000 shares, representing approximately 67% of the Company's outstanding common stock, none of which was owned beneficially by Cede & Co.

          Name and Address of
            Beneficial Owner                       Number of Shares                     % of Common Stock
Salomon Smith Barney Holdings, Inc                     3,034,864                               15.1
388 Greenwich Street
Legal Dept, 20th Floor
New York, New York 10013

Robert J. Scibienski, Ph.D.                            1,413,800                               7.0
P.O. Box 1049
Woodland, CA 95776

Philip C. Gevas                                        1,859,050                               9.2
P.O. Box 1049
Woodland, CA 95776

William A. Hasler                                         70,000                               (1)
P.O. Box 1049
Woodland, CA 95776

Dov Michaeli, M.D., Ph.D.                                 82,500                                -
P.O. Box 1049
Woodland, CA 95776

Paul Broome, MB., Ch. B., MFPM                             -                                    -
P.O. Box 1049
Woodland, CA 95776

Richard Ascione, Ph.D.                                     -                                    -
P.O. Box 1049
Woodland, CA 95776

All Executive Officers and                             2,091,716                               10.0
Directors as a group (11 persons)

                             SHAREHOLDERS PROPOSALS

If a shareholder intends to have a proposal presented at the next Annual Meeting of Shareholders, such a proposal must be received by the Company at its principal executive offices prior to December 31, 2002.


                                  MISCELLANEOUS

The Board of Directors knows of no other matters that are likely to come before the meeting. If any such matters should properly come before the meeting, however, it is intended that the persons named in the accompanying form of proxy will vote such proxy in accordance with their best judgment on such matters.

By Order of the Board of Directors

/s/ Philip C. Gevas
Philip C. Gevas
Chairman and Secretary